AFFILIATE AGREEMENT
                                                                 EXHIBIT B

               THIS AFFILIATE AGREEMENT is made and effective as of February ___, 1998, by and among KEYSTONE AUTOMOTIVE INDUSTRIES, INC., a California corporation ("Keystone"), REPUBLIC AUTOMOTIVE PARTS, INC., a Delaware corporation ("Republic"), and William F. Ballhaus, Edgar R. Berner, Richard O. Berner, Nicholas A. Fedoruk, Oliver R. Grace, Jr., Donald B. Hauk, Leroy M. Parker, Douglas R. Stern, Keith M. Thompson, Douglas G. Goetsch, Thomas J. Rutkowski and Anthony R. Dainora, (collectively, the "Shareholders" and individually, a "Shareholder").

               A. Republic and the Shareholders desire that Keystone, KAI Merger, Inc., a wholly owned subsidiary of Keystone (the "Subsidiary"), and Republic enter into that certain Agreement and Plan of Merger (as the same may be amended or supplemented, the "Merger Agreement"), pursuant to which, among other things, (i) the Subsidiary will be merged with and into Republic (the "Merger") and (ii) all shares of the capital stock of Republic issued and outstanding immediately prior to the Merger will be converted into the right to receive shares of the Common Stock of Keystone.

               B. Republic and the Shareholders are entering into this Agreement (i) as a material inducement to Keystone to enter into, and to cause the Subsidiary to enter into, the Merger Agreement and (ii) to provide Keystone with a reasonable basis for its belief, as it relates to Republic, that the merger transaction may be accounted for as a pooling-of-interests.

               C. The Shareholders are affiliates of Republic as that term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act").

               NOW, THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants, agreements and conditions contained herein and in the Merger Agreement, and intending to be legally bound hereby, the parties agree as follows:

               1.   Representations  and  Warranties.    Each   Shareholder
          hereby represents and warrants to Keystone as follows:

                    (a) The Shareholder is the holder of record, and has the sole power to vote, or to direct the voting of, and to dispose of, or to direct the disposition of, that number of shares of the Common Stock of Republic set forth below such Shareholder's name on the signature page hereof. Except for such shares, and any stock options and performance shares held by the Shareholder pursuant to Stock Plans (as that term is defined in the Merger Agreement), the Shareholder has no right, title or interest of any kind whatsoever in any shares of the capital stock or other securities of Republic. Since January 31, 1996, the Shareholder has not engaged in the sale, exchange, transfer, redemption, reduction in any way of his risk of ownership, short sale or other disposition, directly or indirectly, of any interest in any shares of the capital stock or other securities of Republic in contemplation of the Merger Agreement or the transactions contemplated thereby.

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                    (b)  All shares of the  capital stock of Republic  held
          by the Shareholder are free and clear of all (i) liens, claims, charges, encumbrances, security interests, equities, restrictions on transfer or any other defects in title of any kind or description whatsoever and (ii) preemptive rights, options, proxies, voting trusts or other agreements, understandings or arrangements regarding the voting or the disposition of such shares, except for any such encumbrances or proxies arising hereunder or under the Securities Act of 1933, as amended (the "Securities Act").

                    (c) The Shareholder has the legal right, power, capacity and authority to execute, deliver and perform this Agreement without obtaining the approval or consent of any person, and this Agreement is the legal, valid and binding obligation of the Shareholder and is enforceable against the Shareholder in accordance with its terms.

                    (d) Neither the execution and delivery of this Agreement nor the consummation by the Shareholder of the transactions contemplated hereby (i) will, to the knowledge of the Shareholder, result in a violation of, constitute a default under, conflict with or require any consent, approval or notice under, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind, or any judgment, order, decree, statute, law, rule or regulation, to which the Shareholder is a party or by which the Shareholder is bound or
          (ii) will, to the knowledge of the Shareholder, result in the creation or imposition of any lien, claim, charge, security interest, encumbrance or restriction on any shares of the capital stock of Republic. If the Shareholder is married and any shares of the capital stock of Republic held by the Shareholder constitute community property, this Agreement has been duly executed and delivered by, and constitutes the legal, valid and binding agreement of, the Shareholder's spouse, enforceable against such person in accordance with its terms.

                    (e) No broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby or by the Merger Agreement based upon arrangements made by or on behalf of the Shareholder.

                    (f) The Shareholder understands and acknowledges that Keystone is entering into, and is causing the Subsidiary to enter into, the Merger Agreement in reliance upon the Shareholder's execution and delivery of this Agreement.

               2.   Voting of  Republic Shares.   Each  Shareholder  hereby
          covenants and agrees as follows:

                    (a) At any meeting of shareholders of Republic called to vote upon the Merger Agreement, the Merger or the other transactions contemplated by the Merger Agreement, or at any adjournment thereof, or in any other circumstances in which a vote, consent or other approval with respect to the Merger Agreement, the Merger or the other transactions contemplated by the Merger Agreement is sought, the Shareholder shall vote (or cause to be voted) all shares of the capital stock of Republic as to which he has the sole or shared voting power, as of the record date established to determine the persons who have the right to vote at such meeting or to grant such vote, consent or approval, in favor of the Merger, the execution and delivery by Republic of the Merger Agreement and the approval of the terms of the Merger Agreement, the Merger and each other transaction contemplated by the Merger Agreement.

                    (b)  At any meeting of shareholders of Republic, or  at
          any adjournment thereof, or in any other circumstances in which the vote, consent or other approval of shareholders of Republic is sought, the Shareholder shall vote (or cause to be voted) all shares of the capital stock of Republic as to which he has the sole or shared voting power as of the record date established to determine the persons who have the right to vote at such meeting or to grant such vote, consent or the approval against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale or acquisition of any debt or equity security or of any assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Republic or (ii) any amendment of Republic's Articles of
          Incorporation or Bylaws or (iii) any other proposal or transaction involving Republic, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement (each of the foregoing matters set forth in clause (i), (ii) or (iii) above, a "Competing Transaction").

                    (c) The Shareholder shall retain at all times the right to vote any shares of the capital stock of Republic, in his sole discretion, on all matters (other than those set forth in this Section 2) which are at any time or from time to time presented to the shareholders of Republic generally.

                    (d) The Shareholder shall not, without the prior written consent of Keystone in each instance, take any action that would alter or affect in any way the right to vote any shares of the capital stock of Republic as to which the Shareholder has the sole or shared voting power, including, but not limited to, (i) transferring (whether by sale, gift, pledge or otherwise), or consenting to the transfer of, any interest in any such shares, (ii) entering into any contract, option or other agreement or understanding with respect to the voting of such shares, (iii) granting any proxy, power of attorney or other authorization in or with respect to the voting of such shares or
          (iv) depositing such shares into a voting trust or entering into a voting agreement or arrangement with respect thereto.

               3.   Recommendations to Shareholders.   Unless the board  of
          directors of Republic determines in good faith after consultation with outside legal counsel that to do so would result in a failure to comply with its fiduciary duties under applicable law, each Shareholder, in his capacity as a director of Republic, (i) shall recommend to the shareholders of Republic that they approve the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement at the Republic Meeting or at any other meeting of the shareholders of Republic, or in any other circumstances in which the vote, consent or approval of shareholders of Republic is sought with respect thereto, and (ii) shall advise the shareholders of Republic to reject any Competing Transaction. The obligations of the Shareholder under this
          Section 3 shall cease at such time as

          Republic or Keystone shall have terminated the Merger Agreement pursuant to Sections 8.2 or 8.3 thereof.

               4. Accounting Treatment. Notwithstanding any other provision of this Agreement to the contrary, a Shareholder shall not knowingly take any action which, either alone or together with any action by any other person, could reasonably be expected by such Shareholder to preclude Keystone from accounting for the business combination to be effected by the Merger as a pooling of interests, including, but not limited to, (i) selling, assigning, transferring or otherwise disposing of any shares of the capital stock or other securities of Republic prior to the Merger, (ii) selling, assigning, transferring or otherwise disposing of any interest in any shares of the Common Stock of Keystone to be received by such Shareholder in the Merger or (iii) taking any other action which, either alone or together with any other action by any other person, could in any way reduce such Shareholder's risk of ownership or investment in any shares of the capital stock of Republic prior to the Merger or of Keystone received by such Shareholder in the Merger; provided, however, that the foregoing restrictions on the shares of Keystone received in the Merger shall terminate upon the earlier of (i) the date of Keystone's publication of financial results covering a period of at least thirty (30) days of combined operations of Keystone and Republic following the Effective Time (as defined in the Merger Agreement) and (ii) the date that the merger fails to qualify for pooling of interest accounting treatment for any reason other than a material breach of this Section 4 by such Shareholder.

               5.   Competing  Transactions.     Each   Shareholder   shall
          refrain, and shall use its reasonable best efforts to cause any investment banker, attorney or other adviser or representative of the Shareholder or Republic to refrain, directly or indirectly, from (i) soliciting, initiating or encouraging the submission of any Competing Transaction or (ii) participating in any discussions or negotiations regarding, or furnishing to any person any information with respect to, or taking any other action to facilitate any inquiries or the making of any Competing Transaction, except to the extent that the Shareholder undertakes such activities in his capacity as an officer or director of Republic in accordance with the provisions of Section 6.2 of the Merger Agreement.

               6. Exchange of Stock. Upon the satisfaction or waiver of the conditions to the obligation of Republic to consummate the Merger, which conditions are set forth in Article VII of the Merger Agreement, each Shareholder shall exchange all shares of the capital stock of Republic held by him for the consideration provided in the Merger Agreement.

               7.   Restrictions on Disposition of Keystone Shares.

                    (a) Each Shareholder acknowledges that he has been advised that (i) the Merger constitutes a transaction covered by Rule 145 promulgated under the Securities Act, (ii) prior to the Merger such Shareholder may be deemed to be an "affiliate" of Republic within the meaning of Rule 145 and (iii) the transfer of any shares of the Common Stock of Keystone held by such Shareholder, whether received by him in the Merger or otherwise, may be restricted in accordance with the provisions of Rule 145.

                    (b) A Shareholder shall not sell, transfer, pledge, hypothecate or otherwise dispose of any interest in any shares of the capital stock or other securities of Keystone, including, but not limited to, any shares of Common Stock received in the Merger or any securities which may be issued as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor, unless (i) such sale, transfer or disposition is effected pursuant to an effective registration statement under, and in compliance with, the Securities Act or (ii) such Shareholder shall deliver to Keystone an opinion of legal counsel, which opinion shall be in form or substance reasonably satisfactory to Keystone, to the effect that such sale, transfer or disposition is exempt from the registration requirements of the Securities Act pursuant to the provisions of Rule 145 or another applicable exemption; provided, however, that the Shareholder may make bona fide gifts or distributions without consideration of such securities so long as the recipients thereof agree not to sell, transfer or otherwise dispose of such securities except as provided herein.

                    (c) Each Shareholder has consulted such legal counsel and financial advisors as he has deemed appropriate, in his sole discretion, with respect to his obligations under this Section 7.

               8.   Legend.

                    (a) Each Shareholder shall stamp, print or type, or shall cause to be stamped, printed or typed, the following legend on the face of any certificate evidencing shares of the Common Stock or other securities of Republic held by such Shareholder or of Keystone received in the Merger:

                         "THE VOTING, SALE, ASSIGNMENT, TRANSFER,
                    PLEDGE, HYPOTHECATION OR OTHER ENCUMBRANCE OR DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO AN AFFILIATE AGREEMENT DATED AS OF FEBRUARY ___, 1998, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY."

                    (b) The foregoing legend shall be removed promptly after Keystone's publication of financial results covering a period of at least thirty (30) days of combined operations of Keystone and Republic following the Effective Time and replaced with a legend reasonably acceptable to counsel for Keystone and counsel for the Shareholders referring to restrictions under Rule
          145. Such Rule 145 legend shall be removed upon receipt of a legal opinion from counsel to the Shareholder, reasonably acceptable in form and substance to Keystone, to the effect that such Rule 145 legend is no longer required.

               9.   Stop Transfer Orders.

                    (a) Republic shall not register the transfer of any certificate representing any shares of the capital stock or other securities of Republic now held or hereafter acquired by any Shareholder, unless such transfer is made pursuant to the Merger Agreement.

                    (b) Keystone shall not register the transfer of any certificate representing any shares of the Common Stock of Keystone received by a Shareholder in the Merger, except as expressly permitted by this Agreement.

               10. Termination. All rights and obligations of the parties under this Agreement shall terminate upon the date upon which the Merger Agreement is terminated in accordance with Article VIII thereof.

               11. Successors and Assigns. Neither this Agreement nor any of the rights or duties hereunder shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of each other party affected by such assignment. Any assignment in violation of the foregoing shall be void. This Agreement and the obligations of a Shareholder hereunder shall attach to all shares of the capital stock of Republic now held or hereafter acquired by such Shareholder and shall inure to the benefit of and shall be binding upon any person to which legal or beneficial ownership of such shares shall pass by operation of law including, but not limited to, the Shareholder's permitted heirs, representatives or successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Republic, or the acquisition of any interest in additional shares of the capital stock of Republic by any Shareholder, the number of shares subject to the terms of this Agreement shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any interest in any additional shares of the capital stock of Republic issued to or acquired by such Shareholder.

               12.  Indemnification.

                    (a) Each of the Shareholders, solely with respect to himself, with respect to Keystone on the one hand, and Keystone with respect to each of the Shareholders, on the other hand, shall indemnify the other and hold it harmless against and in respect of any and all payments, damages, demands, claims, losses, expenses, costs, obligations and liabilities (including, but not limited to, reasonable attorneys' fees and costs) which arise or result from or are related to any material breach by such indemnifying party or material failure by such indemnifying party to perform any of its representations, warranties, commitments, obligations, covenants or conditions hereunder; provided, however, that no party shall be entitled to seek indemnification from any other party pursuant to this Section 12 unless the party from whom indemnification is sought is given written notice of the existence of a claim for indemnification within six months of the Effective Time of the Merger. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy of the indemnified party nor shall this section or any other provision of this Agreement be deemed or construed to be a waiver of any ground of defense by the indemnified party.

                    (b)  The party indemnified hereunder (the "Indemnitee")
          shall promptly notify the indemnifying party (the "Indemnitor") of the existence of any claim, demand or other matter involving liabilities to third parties to which the Indemnitor's indemnification obligations would apply and shall give the Indemnitor a reasonable opportunity to defend the same at its own expense and with counsel of its own selection (who shall be approved by the Indemnitee, which approval shall not be unreasonably withheld or delayed); provided, however, that the Indemnitee at all times also shall have the right to fully participate in the defense at its own expense. If the Indemnitor within a reasonable time after such notice fails to defend such claim, or fails to adequately pursue such defense once commenced, the Indemnitee shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising reasonable business judgment) the claim or other matter on behalf, for the account and at the risk and expense of the Indemnitor. Except as provided in the preceding sentence, the Indemnitee shall not compromise or settle the claim or other matter without the prior written consent of the Indemnitor in each instance. If the claim is one that cannot by its nature be defended solely by the Indemnitor, the Indemnitee shall make available all information and assistance that the Indemnitor reasonably may request; provided, however, that any associated expenses shall be paid by the Indemnitor.

               13. Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made by the parties hereto in this Agreement (including, but not limited to, statements contained in any schedule or certificate or other instrument delivered by or on behalf of any party hereto or in connection with the transactions contemplated hereby) shall survive the date hereof and any investigations, inspections, examinations or audits made by or on behalf of any party.

               14.  Entire  Agreement.    This  Agreement  constitutes  the
          entire agreement between the parties hereto pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, relating to the subject matter of this Agreement. No supplement, modification, waiver or termination of this Agreement shall be valid unless executed by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

               15. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given (i) if personally delivered, when so delivered,
          (ii) if mailed, one (1) week after having been placed in the mail, registered or certified, postage prepaid, addressed to the party to whom it is directed at the address set forth on the signature page hereof or (iii) if given by telex or telecopier, when such notice or other communication is transmitted to the telex or telecopier number specified on the signature page hereof and the appropriate answer back or telephonic confirmation is received. Any party may change the address to which such notices are to be addressed by giving the other parties notice in the manner herein set forth.

               16. Governing Law. The validity, construction and interpretation of this Agreement shall be governed in all respects by the laws of the State of Delaware applicable to contracts made and to be performed wholly within that State.

               17. Headings. Section and subsection headings are not to be considered part of this Agreement and are included solely for convenience and reference and in no way define, limit or describe the scope of this Agreement or the intent of any provisions hereof.

               18. Third Parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto and their successors and assigns any rights or remedies under or by reason of this Agreement.

               19. Injunctive Relief. Republic and the Shareholders each hereby acknowledge and agree that the obligations of the Shareholders hereunder are unique and Keystone would not have an adequate remedy at law for money damages in the event of the breach or threatened breach of any provision of this Agreement. Accordingly, Keystone shall be entitled to temporary and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, to enforce such provisions without the necessity of proving actual damages or being required to post any bond or undertaking in connection with any such action. This provision with respect to injunctive relief shall not diminish, however, the right of Keystone to any other relief or to claim and recover damages.

               20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each one of which shall be deemed an original, but all of which shall constitute one and the same instrument.

               21. Further Assurances. Each party hereto shall, from time to time at and after the date hereof, execute and deliver such instruments, documents and assurances and take such further actions as the other party may reasonably request to carry out the purpose and intent of this Agreement.

               22.  Jurisdiction.

                    (a) Each party hereto irrevocably submits to the non-exclusive jurisdiction of any court of the State of Delaware over any suit, action or proceeding arising out of or relating to this Agreement. To the fullest extent it may effectively do so under applicable law, each party irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the establishment of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                    (b) Each party hereto agrees, to the fullest extent it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to hereinabove brought in any such court shall be conclusive and binding upon such person and its successors and assigns and may be enforced in the courts of the State of Delaware (or any other courts to the jurisdiction of which such person is or may be subject) by a suit upon such judgment.

                    (c) Each party hereto consents to process being served in any suit, action or proceeding of the nature referred to hereinabove by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the other set forth in Section 15. Each party agrees that such service (i) shall be deemed in every respect effective service of process upon such person in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such person.

               23.  Defined  Terms.    Capitalized   terms  used  and   not
          otherwise defined in this Agreement shall have the respective meanings assigned to them in the Merger Agreement.

               24. Severable Provisions. If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

               IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the day and year first above written.

               KEYSTONE:          KEYSTONE   AUTOMOTIVE   INDUSTRIES, INC.


                                  By:____________________________________

                                  Charles   J.   Hogarty,
                                  Chief Executive Officer
                                  700 East Bonita Avenue
                                  Pomona, California 91767

               REPUBLIC:          REPUBLIC AUTOMOTIVE PARTS, INC.


                                  By:____________________________________

                                  Keith M. Thompson, President
                                  500 Wilson  Pike  Circle,  Suite 115
                                  Brentwood, Tennessee 37024

               SHAREHOLDERS:

                                  _______________________________________
                                  William F. Ballhaus
                                  Number of shares:

                                  _______________________________________
                                  Edgar R. Berner
                                  Number of shares:


                                  _______________________________________
                                  Richard O. Berner
                                  Number of shares:


                                  _______________________________________
                                  Nicholas A. Fedoruk
                                  Number of shares:


                                  _______________________________________
                                  Oliver R. Grace, Jr.
                                  Number of shares:


                                  _______________________________________
                                  Donald B. Hauk
                                  Number of shares:


                                  _______________________________________
                                  Leroy M. Parker
                                  Number of shares:


                                  _______________________________________
                                  Douglas R. Stern
                                  Number of shares:


                                  _______________________________________
                                  Keith M. Thompson
                                  Number of shares:


                                  _______________________________________
                                  Douglas G. Goetsch
                                  Number of shares:

                                  _______________________________________
                                  Thomas J. Rutkowski
                                  Number of shares:


                                  _______________________________________
                                  Anthony R. Dainora
                                  Number of shares:

                                   SPOUSAL CONSENT

                    I am the spouse of __________________, a Shareholder in the above Agreement. I understand that I may consult independent legal counsel as to the effect of this Agreement and the consequences of my execution of this Agreement and, to the extent I felt it necessary, I have discussed it with legal counsel. I hereby confirm this Agreement and agree that it shall bind my interest in the Shares, if any.




               ___________________________________________
               (Print Name)




               ____________________________________________
               (Signature)